UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2005

West Marine, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-22512	77-0355502
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Westridge Drive

Watsonville, California 95076

(Address of Principal Executive Offices, Including Zip Code)

(831) 728-2700

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On March 3, 2005, West Marine, Inc. announced its consolidated financial results for the fourth quarter ended January 1, 2005. A copy of this press release is attached hereto as Exhibit 99.1.

The earnings press release describes certain unusual items and quantifies the effect of each of these items, as well as the aggregate impact of these items, on earnings per share (EPS) calculated in accordance with accounting principals generally accepted in the United States (“GAAP”). The following table presents GAAP EPS and each of the unusual items that impacted fiscal year 2004 results:

EPS excluding unusual items:	$1.27
Cumulative rent expense adjustment	(.06)
Write-off of unamortized loan costs	(.04)
Florida hurricane-related costs	(.03)
Sarbanes-Oxley costs	(.01)
Gain on sale of store	.03
Income tax benefit	.04

GAAP EPS	$1.20

West Marine believes showing EPS excluding unusual items is meaningful to investors because it allows comparisons with operating results for periods that do not include such items.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Exhibit:

99.1	Press Release dated March 3, 2005 (furnished pursuant to Item 2.02 of Form 8-K)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEST MARINE, INC.

Date: March 3, 2005	By:	/s/ Eric Nelson
Eric Nelson Senior Vice President and Chief Financial Officer